AMERIGROUP FLORIDA, INC. Medicaid HMO Contract

AHCA CONTRACT NO. FA523

AMENDMENT NO. 7

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC., hereinafter referred to as the “Vendor”, is hereby amended as follows:

1. Standard Contract, Section ILA, Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $669,819,083.00, (an increase of $895,473.00), subject to the availability of funds.

2.	Upon execution of this amendment, Attachment I, section 90.0, Payment and Authorized Enrollment Levels, Table 2 is hereby suspended until further notice by the Agency.

3.	Attachment I, section 90.0, Payment and Authorized Enrollment Levels, Table 3 is hereby amended to now read as follows:

Table 3 Area

Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management

Table 3.
Areas 5, 6, 7, 8, 9, 10, and 11 Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management

Area 05 General Rates plus Mental Health Plan — 015005304(PASCO) 015005305(PINELLAS)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
T1%NF/FC/80BRA	345.77	79.28	51.94	57.32	114.37	139.01	210.44	291.84	291.84
S81/No Medicare	3265.63	429.24	240.86	235.59	235.59	628.37	628.37	594.95	594.95
SSI/Part B	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87
SSI/Part A & B	318.72	318.72	318.72	318.72	318.72	318.72	318.72	318.72	225.77

Area 06 General Rates plus Mental Health Plan — 015005300(HILLSBOROUGH) 015005307(POLK) 015005318(MANATEE)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	330.07	75.91	61.92	67.67	122.23	135.83	204.29	282.98	282.98
SSI/No Medicare	3017.05	371.69	265.72	243.82	243.82	647.81	647.81	587.26	587.26
SSI/Part B	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29
SSI/Part A a B	288.09	288.09	288.09	288.09	288.09	288.09	288.09	288.09	202.64

Area 07 General Rates plus Mental Health Plan — 015005308(ORANGE) 015005313(SEMINOLE) 015005314(OSCEOLA)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	337.20	76.92	58.07	59.10	114.69	136.45	206.32	287.87	287.87
SSI/No Medicare	3217.90	406.84	260.45	239.73	239.73	628.24	628.24	594.96	594.96
SSI/Part 8	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03
S8I/Part A 6 B	293.59	293.59	293.59	293.59	293.59	293.59	'293.59	293.59	208.25

Area 08 General Rates plus Mental Health Plan — 015005302(LEE) 015005306(SARASOTA)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	296.69	67.77	46.25	49.88	98.88	119.48	180.88	251.72	251.72
S81/No Medicare	3079.31	393.43	223.95	221.50	221.50	594.93	594.93	563.76	563.76
SSI/Part B	243.57	243.57	243.57	243.57	243.57	243.57	243.57	243.57	243.57
SSI/Part A 6 B	292.10	292.10	292.10	292.10	292.10	292.10	292.10	292.10	206.49

Area 09 General Rates plus Mental Health Plan — 015005310(PALM BEACH)

	<1 year	1-5	6-13		14-20 Male 14-20 Female 21-54 Male		21-54Female	55-64	65+
TANF/FC/SOBRA	316.80	71.49	49.26	52.54	104.85	126.25	191.61	270.11	270.11
8Si/No Medicare	3344.06	424.50	246.02	236.61	236.61	650.12	650.12	614.45	614.45
S8I/Part B	267,44	267.44	261.44	267.44	267.44	267.44	267.44	267.44	267.44
S8I/Part A 6 B	331.80	331.80	331.80	331.80	331.80	331.80	331.80	331.80	235.67

AHCA Contract No. FA523, Amendment No. 7, Page 1 of 2

AHCA Form 2100-0002 (Rev. NOV03)

AMERIGROUP FLORIDA, INC.					Medicaid HMO Contract
Area 10				General Rates plus Mental Health		Plan -	015005311(BROWARD)
	<1 year	1-5	6-13	14-20 Male		14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	328.75	75.74	60.81	58.42	112.75	132.87	201.05	283.53	283.53
SSI/No Medicare	4151.83	510.62	323.61	304.08	304.08	801.75	801.75	764.03	764.03
SSI/Part B	290.18	290.18	290.18	290.18	290.18	290.18	290.18	290.18	290.18
SSI/Part A 6 B	354.95	354.95	354.95	354.95	354.95	354.95	354.95	354.95	249.35
Area 11			General Rates plus Mental Health		Plan -	015005312(DADE)
	<1 year	1-5	6-13	14-20 Male		14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	409.17	92.76	69.70	69.26	136.84	161.91	246.27	343.39	343.39
SSI/N0 Medicare	4551.56	561.51	358.04	331.22	331.22	876.41	876.41	832.73	832.73
SSI/Part B	451.58	451.58	451.58	451.58	451.58	451.58	451.58	451.58	451.58
SSI/Part A 6 B	420.30	420.30	420.30	420.30	420.30	420.30	420.30	420.30	295.40

4.	Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, Table 3, the second paragraph is hereby amended to now read:

Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this contract shall not exceed the total contract amount of $669,819,083.00, (an increase of $895,473.00), expressed on page seven of this contract.

5.	This amendment shall begin on June 1, 2005, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 2 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC. STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

SIGNED BY: /s/ Don Gilmore	SIGNED BY: /s/ Alan Levine

NAME:Don Gilmore	NAME: Alan Levine

TITLE: CEO	TITLE: Secretary

DATE: 5/20/05	DATE:	5/25/05

AHCA Contract No. FA523, Amendment No. 7, Page 2 of 2

AHCA Form 2100-0002 (Rev. NOV03)